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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611
100 CONSTELLATION WAY, BALTIMORE, MARYLAND 21202 (Address of principal executive offices) (Zip Code)
410-470-2800 (Registrant's telephone number, including area code)

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

2 CENTER PLAZA, 110 WEST FAYETTE STREET,             BALTIMORE, MARYLAND                21201
(Address of principal executive offices)                                                                                                   (Zip Code)

410-234-5000
(Registrant's telephone number, including area code)

MARYLAND
(State of Incorporation of both registrants)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On February 26, 2010, Constellation Energy Group, Inc. (the Company) filed its Annual Report on Form 10-K for the year ended December 31, 2009 (2009 Form 10-K). Effective January 1, 2010, the Company re-aligned its reporting structure in connection with certain strategic initiatives that were undertaken in 2008 and 2009. Accordingly, the Company revised its reportable segments in its 2010 Quarterly Reports on Form 10-Q to reflect the way it currently manages and views its business. On this Current Report on Form 8-K (Form 8-K), the Company has revised certain sections within its 2009 Form 10-K to give retroactive effect to the change in reportable segments. All other information in the 2009 Form 10-K remains unchanged.

        The revisions to the 2009 Form 10-K to reflect the change in reportable segments are as follows:

  •
  the discussion of the Company's business in Part I, Item 1. Business,
  •
  the discussion and presentation of the Company's operating results and cash flows by reportable segment in Part I, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and
  •
  the discussion and presentation of the Company's reportable segments in Part I, Item 8. Financial Statements and Supplementary Data.

        The change in reportable segments had no impact on the Company's historical consolidated financial position, results of operations or cash flows.

        This Form 8-K does not reflect events or developments that occurred after February 26, 2010, and does not modify or update disclosures in any way other than as required to reflect the effect of the change in the Company's reportable segments described above. This Form 8-K also reflects changes in the disclosure rules and regulations of the United States Securities and Exchange Commission (SEC) subsequent to February 26, 2010 to the extent required. More current information is contained in the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010, and September 30, 2010 and other filings with the SEC. The information in this Form 8-K should be read in conjunction with the 2009 Form 10-K, the Forms 10-Q for the periods ended March 31, 2010, June 30, 2010, and September 30, 2010 and other documents filed by the Company with the SEC subsequent to February 26, 2010. Revisions to the 2009 Form 10-K included in this Form 8-K as noted above supercede the corresponding portions of the Company's 2009 Form 10-K filed on February 26, 2010.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No. 23.1	Consent of PricewaterhouseCoopers LLC, Independent Registered Public Accounting Firm
Exhibit No. 99.1	Item 1. Business
Exhibit No. 99.2	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Exhibit No. 99.3	Item 8. Financial Statements and Supplementary Data
Exhibit No. 101.INS	XBRL Instance Document
Exhibit No. 101.SCH	XBRL Taxonomy Extension Schema Document
Exhibit No. 101.PRE	XBRL Taxonomy Presentation Linkbase Document
Exhibit No. 101.LAB	XBRL Taxonomy Label Linkbase Document
Exhibit No. 101.CAL	XBRL Taxonomy Calculation Linkbase Document
Exhibit No. 101.DEF	XBRL Taxonomy Definition Linkbase Document

        In accordance with Rule 402 of Regulation S-T, the XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC. (REGISTRANT)
Date: November 12, 2010	/s/	JONATHAN W. THAYER
Jonathan W. Thayer, Senior Vice President of Constellation Energy Group, Inc. and Principal Financial Officer
BALTIMORE GAS AND ELECTRIC COMPANY (REGISTRANT)
Date: November 12, 2010	/s/	KEVIN W. HADLOCK
Kevin W. Hadlock, Senior Vice President of Baltimore Gas and Electric Company, and Principal Financial Officer

 EXHIBIT INDEX

Exhibit No. 23	Consent of PricewaterhouseCoopers LLC, Independent Registered Public Accounting Firm
Exhibit No. 99.1	Item 1. Business
Exhibit No. 99.2	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Exhibit No. 99.3	Item 8. Financial Statements and Supplementary Data
Exhibit No. 101.INS	XBRL Instance Document
Exhibit No. 101.SCH	XBRL Taxonomy Extension Schema Document
Exhibit No. 101.PRE	XBRL Taxonomy Presentation Linkbase Document
Exhibit No. 101.LAB	XBRL Taxonomy Label Linkbase Document
Exhibit No. 101.CAL	XBRL Taxonomy Calculation Linkbase Document
Exhibit No. 101.DEF	XBRL Taxonomy Definition Linkbase Document

        In accordance with Rule 402 of Regulation S-T, the XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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  ITEM 8.01. Other Events
  ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX